Exhibit 99

                           Press Release

  1510 N. Hampton Suite 300 (bullet) DeSoto, Texas 75115 (bullet)
Phone 972.228.7801 (bullet) Fax 972.228.7820 (bullet) www.ennis.com



FOR IMMEDIATE RELEASE                FOR ADDITIONAL INFORMATION
                                     CONTACT:  Keith S. Walters,
                                               Chairman,
                                               President & CEO
                                               (800) 752-5386

DeSoto, Texas, December 19, 2003



         ENNIS BUSINESS FORMS, INC. REPORTS THIRD QUARTER
                         OPERATING RESULTS


      DeSoto,  Texas   --  Ennis Business Forms, Inc.  (NYSE:  EBF)

today  reported  operating  results for  its  third  quarter  ended

November 30, 2003.

      "The  acquisition of Calibrated Forms Co., Inc. continues  to fuel  increased  sales and earnings for both the quarter  and  nine month periods being reported," Keith Walters, CEO and President  of

Ennis  Business Forms, Inc. stated.  "While some leading indicators are  pointing to an improved economic climate, there are few  signs of  a  recovery  in  the  business forms industry at this time. The

Company  continues   to  stress   cost  containment  and  focus  on

developing   marketing   opportunities  in  its  quest  to  improve

shareholder value."

      For  the  third  quarter ended November 30, 2003,  net  sales amounted to $66,398,000 compared to $59,151,000 for the same period last  year,  an  increase of 12.3%.  Net earnings for  the  quarter amounted  to  $4,475,000  or $.27 per diluted  share,  compared  to

$3,675,000, or $.22 per diluted share for the corresponding  period

last   year,   an   increase   of   21.8%.   Per   share   earnings
computations  were  based  on 16,622,244  shares  for  the  quarter compared to 16,500,182 shares for the prior period.

      For  the  nine  months ended November  30,  2003,  net  sales amounted  to  $196,275,000 compared to $173,540,000  for  the  same period last year, an increase of 13.1%.  Net earnings for the  nine months  amounted to $13,076,000 or $.79 per diluted share, compared to  $10,792,000  or  $.65 per diluted share for  the  corresponding

period  last  year,  an  increase of  21.2%.   Per  share  earnings

computations  were based on 16,577,927 shares for the  nine  months compared to 16,496,182 shares for the prior period.



     Ennis Business Forms, Inc., (NYSE: EBF) is one of the largest private-label printed business product suppliers in the United States. Headquartered in DeSoto, Texas, the Company has 30 production facilities located in 12 states, strategically located to serve the Company's national network of distributors. Ennis offers an extensive product line from simple to complex forms, laser cut-sheets, negotiable documents, internal bank forms, tags, labels, presentation folders, commercial printing, advertising specialties, screen printed products, and point-of-purchase display advertising that can be custom designed to customer needs. In addition, Ennis maintains highly proficient regional Customer Sales Centers to support distributors in their business efforts.

         ENNIS BUSINESS FORMS, INC. AND SUBSIDIARIES
         CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
        (Dollars in Thousands Except Per Share Amounts)
                          (Unaudited)
Three Months Ended November 30,              2003        2002
                                             ----        ----

NET SALES                               $   66,398   $   59,151
                                        ----------   ----------

COSTS AND EXPENSES:
  Cost of sales                             48,824       43,560
  Selling, general and administrative
    expenses                                 9,949        9,331
                                        ----------   ----------
                                            58,773       52,891
                                        ----------   ----------

EARNINGS FROM OPERATIONS                     7,625        6,260

OTHER INCOME (EXPENSE):
  Investment income                              6           33
  Interest expense                            (183)        (299)
  Other expense, net                          (115)         (67)
                                        ----------   ----------
                                              (292)        (333)
                                        ----------   ----------

EARNINGS BEFORE INCOME TAXES                 7,333        5,927
PROVISIONS FOR INCOME TAXES                  2,858        2,252
                                        ----------   ----------

NET EARNINGS                            $    4,475   $    3,675
                                        ==========   ==========

PER SHARE AMOUNTS:
  Basic net earnings                    $     0.27   $     0.23
                                        ==========   ==========
  Diluted net earnings                  $     0.27   $     0.22
                                        ==========   ==========
  Dividends                             $    0.155   $    0.155
                                        ==========   ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC     16,363,391   16,282,938
                                        ==========   ==========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED   16,622,244   16,500,182
                                        ==========   ==========


Nine Months Ended November 30,               2003        2002
                                             ----        ----

NET SALES                               $  196,275   $  173,540
                                        ----------   ----------

COSTS AND EXPENSES:
  Cost of sales                            144,644      127,349
  Selling, general and administrative       29,470       27,805
    expenses
                                        ----------   ----------
                                           174,114      155,154
                                        ----------   ----------

EARNINGS FROM OPERATIONS                    22,161       18,386

OTHER INCOME (EXPENSE)
  Investment income                             33          147
  Interest expense                            (662)        (937)
  Other expense, net                          (326)        (190)
                                        ----------   ----------
                                              (955)        (980)
                                        ----------   ----------

EARNINGS BEFORE INCOME TAXES                21,206       17,406
PROVISIONS FOR INCOME TAXES                  8,130        6,614
                                        ----------   ----------

NET EARNINGS                            $   13,076   $   10,792
                                        ==========   ==========

PER SHARE AMOUNTS:
  Basic net earnings                    $     0.80   $     0.66
                                        ==========   ==========
  Diluted net earnings                  $     0.79   $     0.65
                                        ==========   ==========
  Dividends                             $    0.465   $    0.465
                                        ==========   ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC     16,347,768   16,278,938
                                        ==========   ==========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED   16,577,927   16,496,182
                                        ==========   ==========

           ENNIS BUSINESS FORMS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED BALANCE SHEETS
                     (Dollars in Thousands)
                           (Unaudited)
          --------------------------------------------

                                         November 30,  February 28,
                                             2003          2003
                                             ----          ----
                             Assets
CURRENT ASSETS:
   Cash and cash equivalents             $  23,811     $  13,860
   Accounts receivable, net                 30,033        32,077
   Inventories                              13,536        13,104
   Other current assets                      5,278         5,971
                                           -------       -------
       Total current assets                 72,658        65,012
                                           -------       -------

PROPERTY, PLANT AND EQUIPMENT, NET          47,219        51,264

GOODWILL, NET                               34,269        34,241

OTHER ASSETS                                 1,891         2,020
                                           -------       -------
                                         $ 156,037     $ 152,537
                                           =======       =======

              Liabilities and Shareholders' Equity
CURRENT LIABILITIES:
   Current installments of
     long-term debt                      $   6,335     $   7,038
   Accounts payable                          7,135         6,644
   Accrued expenses                         14,412        11,612
   Federal and state income tax payable        841            --
                                           -------       -------
       Total current liabilities            28,723        25,294
                                           -------       -------

ACCRUED PENSION                              1,510         2,130

LONG-TERM DEBT,
   LESS CURRENT INSTALLMENTS                13,300        18,135

DEFERRED CREDITS, PRINCIPALLY
   FEDERAL INCOME TAXES                      9,661        10,075

SHAREHOLDERS' EQUITY:
   Preferred stock, at par value                --            --
   Common stock, at par value               53,125        53,125
   Additional capital                          245           461
   Retained earnings                       143,319       137,848
   Accumulated other comprehensive
     income                                 (5,099)       (5,225)
                                           -------      --------
                                           191,590       186,209
   Treasury stock                           88,747        89,306
                                           -------       -------
        Total shareholders' equity         102,843        96,903
                                           -------       -------
                                         $ 156,037     $ 152,537
                                           =======       =======

          ENNIS BUSINESS FORMS, INC. AND SUBSIDIARIES
        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     (Dollars in Thousands)
                          (Unaudited)
        ------------------------------------------------

                                             Nine Months Ended
                                                November 30,
                                              2003        2002
                                              ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings                            $ 13,076     $ 10,792
   Adjustments to reconcile net earnings
     to net cash provided by operating
     activities:
        Depreciation and amortization         7,074        6,929
        Gain on sale of property,
           plant and equipment                   --          (53)
        Changes in operating assets
           and liabilities                    5,559          973
                                            -------      -------

             Net cash provided by
                operating activities         25,709       18,641
                                            -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Cash acquired from the acquisition
     of Calibrated                               --        1,508
   Capital expenditures                      (3,040)      (3,100)
   Redemption of investments                     --        1,802
   Other                                         82          116
                                            -------      -------

             Net cash (used in) provided
                by investing activities      (2,958)         326
                                            -------      -------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of debt issued to finance
     acquisition                             (5,538)      (5,690)
   Issue of treasury shares, net                343          103
   Dividends                                 (7,605)      (7,570)
   Other                                         --         (480)
                                            -------      -------

             Net cash used in
                financing activities        (12,800)     (13,637)
                                            -------      -------

NET CHANGE IN CASH AND EQUIVALENTS            9,951        5,330

CASH AND EQUIVALENTS AT BEGINNING OF
   PERIOD                                    13,860       16,180
                                            -------      -------

CASH AND EQUIVALENTS AT END OF PERIOD      $ 23,811     $ 21,510
                                            =======      =======

NON-CASH ACTIVITES:
   Debt issued in connection with
      the acquisition of Calibrated        $     --     $ 22,000
                                            =======      =======

Management's report to shareholders contains forward-looking statements that reflect the Company's current view with respect to future revenues and earnings. These statements are subject to numerous uncertainties, including (but not limited to) the rate at which the traditional business forms market is contracting, the application of technology to the production of business forms, demand for the Company's products in the context of a contracting market, variability in the prices of paper and other raw materials, and competitive conditions associated with the Company's products. Because of such uncertainties readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of December 19, 2003.